UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2023

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

(330) 458-9176

Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On December 4, 2023, Benjamin Lee notified the Company of his resignation from the office of Chief Financial Officer, including as principal financial officer and principal accounting officer, of the Company to pursue other interests effective December 22, 2023 (“Resignation Effective Date”). Mr. Lee did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company intends to conduct a search of potential candidates to fill the office of Chief Financial Officer.

Appointment of Interim Principal Financial Officer

On December 4, 2023, in connection with Mr. Lee’s resignation from the office of Chief Financial Officer, the Company’s board of directors appointed Michael Crawford, who is currently serving as the Company’s President and Chief Executive Officer, to the additional role of interim principal financial officer, effective as of December 22, 2023, until a new Chief Financial Officer is appointed. Information regarding Mr. Crawford’s age, background, and experience is incorporated by reference to the Company’s Definitive Proxy Statement filed on April 25, 2023.

There are no related party transactions between Mr. Crawford and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Crawford and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

Appointment of Interim Principal Accounting Officer

On December 4, 2023, the Company’s board of directors appointed John Van Buiten, Vice President of Accounting / Corporate Controller of the Company, to the additional role of interim principal accounting officer, effective as of December 22, 2023, until a new Chief Financial Officer is appointed.

Mr. Van Buiten, age 36, has served as Vice President of Accounting / Corporate Controller of the Company since December 2021. Prior to joining the Company, Mr. Van Buiten served as Senior Director of Accounting and Financial Reporting of Financial Consulting Strategies, LLC, from 2010 to 2021. While employed at Financial Consulting Strategies, LLC, Mr. Van Buiten served as Chief Financial Officer of Enveric Biosciences, Inc. from the time of its initial public transaction until May 2021. Mr. Van Buiten received a Bachelor of Science degree in public accounting from Calvin University and is a Certified Public Accountant licensed in the state of New Jersey.

There are no related party transactions between Mr. Van Buiten and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Van Buiten and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: December 8, 2023

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